FOURTH AMENDMENT TO CREDIT AGREEMENT
     THIS FOURTH AMENDMENT TO CREDIT AGREEMENT, dated as of December 15, 2005 (the “Fourth Amendment”), is by and among DEI SALES, INC., a Florida corporation (f/k/a Directed Electronics, Inc., a Florida corporation) (the “Borrower”), those Affiliates of the Borrower identified as “Guarantors” on the signature pages hereto (the “Guarantors”), the financial institutions party hereto (collectively, the “Lenders”; and individually, a “Lender”), and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).
W I T N E S S E T H
     WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of June 17, 2004 (as previously amended and modified and as amended, modified, supplemented or restated from time to time, the “Credit Agreement”; capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement unless otherwise defined herein);
     WHEREAS, the Borrower has requested that the Requisite Lenders amend Section 7.18 of the Credit Agreement to allow (i) Holdings to issue shares of its common stock in an initial public equity offering (the “Holdings IPO”), (ii) Holdings to hold 100% of the capital stock of DEI International, Inc., a Florida corporation (“DEI International”), and (iii) Holdings to hold 100% of the capital stock of DEI Headquarters, Inc., a Florida corporation (“DEI Headquarters”);
     WHEREAS, the Borrower has requested that the Requisite Lenders consent to the transfer by the Borrower of DEI Headquarters to Holdings notwithstanding the terms of Sections 7.5 and 7.7 of the Credit Agreement, the effect of which is that DEI Headquarters will cease to be a wholly-owned Subsidiary of the Borrower and will become a wholly-owed Subsidiary of Holdings (the “DEI Headquarters Transfer”);
     WHEREAS, the Borrower has requested that the Requisite Lenders waive the mandatory prepayment required under Section 2.8(b)(iv) of the Credit Agreement (the “Holdings IPO Prepayment”) in connection with the Holdings IPO so long as the Subordinated Notes are prepaid in full with the proceeds of the Holdings IPO;
     WHEREAS, the Borrower has requested that the Requisite Lenders consent to the prepayment by Holdings and/or the Borrower in full of the Subordinated Notes with the proceeds of the Holdings IPO notwithstanding the terms of Section 7.5 of the Credit Agreement (the “Subordinated Debt Prepayment”);
     WHEREAS, the Borrower has requested that the Requisite Lenders consent to (i) the termination of the existing Trivest Management Agreement and the replacement thereof with a new Trivest Advisory Agreement (the “Trivest Management Agreement Replacement”), notwithstanding the terms of Sections 7.12 and 7.15 of the Credit Agreement and (ii) the payment to Trivest of a fee in an amount not to exceed $3,500,000 in connection with the termination of the existing Trivest Management Agreement (the “Trivest Fee”);

     WHEREAS, the Borrower has requested that the Requisite Lenders consent to the termination of its sale bonus agreements with various executives and its associate equity gain program (the “Program Compensation Termination”) and to certain payments in connection with such termination (the “Program Compensation Payments”), notwithstanding the terms of Sections 7.5 and 7.12 of the Credit Agreement;
     WHEREAS, the Borrower has requested that the Requisite Lenders waive any Event of Default or Potential Event of Default resulting from the formation of DEI International or any Subsidiary of DEI International prior to the Fourth Amendment Effective Date in violation of Section 7.18 of the Credit Agreement (the “Subsidiary Formation Default”);
     WHEREAS, the Borrower has requested that the Requisite Lenders amend the change of control under Section 8.11(i) and (ii) of the Credit Agreement (the “Change of Control”) in connection with the Holdings IPO;
     WHEREAS, the Borrower has requested that the Lenders permit the Holdings IPO and agree to certain modifications to the terms of the Credit Agreement, including, but not limited to, reducing the Applicable Percentage with respect to the Loans, Letter of Credit Fee and Commitment Fee, replacing the existing Term Loan with a new Term Loan and eliminating the Consolidated Senior Leverage Ratio financial covenant; and
     WHEREAS, the Lenders have agreed to (i) permit the Holdings IPO so long as the proceeds of the Holdings IPO are used (in part) to repay in full the Subordinated Notes, (ii) permit the DEI Headquarters Transfer, (iii) waive the Holdings IPO Prepayment, (iv) consent to the Subordinated Debt Prepayment, (v) consent to the payment of the Trivest Fee and the Trivest Management Agreement Replacement, (vi) consent to the Program Compensation Termination and the Program Compensation Payments, (vii) waive the Subsidiary Formation Default and (viii) amend certain other provisions of the Credit Agreement, in each case on the terms and conditions set forth herein.
     NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1
WAIVER AND CONSENT
     1.1 Notwithstanding the terms of Section 2.8(b)(iv) and Section 7.5 of the Credit Agreement, the Requisite Lenders hereby consent to the proceeds of the Holdings IPO being used for the Subordinated Debt Prepayment.

2

     1.2 Notwithstanding the terms of Sections 7.5, 7.7 and 7.13 of the Credit Agreement, the Requisite Lenders hereby consent to the DEI Headquarters Transfer so long as DEI Headquarters executes and delivers to the Administrative Agent, in connection with the DEI Headquarters Transfer, a reaffirmation of its Obligations and its pledge of Collateral in support thereof.
     1.3 Notwithstanding the terms of Sections 7.12 and 7.15 of the Credit Agreement, the Requisite Lenders hereby consent to the Trivest Fee and the Trivest Management Agreement Replacement.
     1.4 Notwithstanding the terms of Sections 7.5 and 7.12 of the Credit Agreement, the Requisite Lenders hereby consent to (i) the Program Compensation Termination and (ii) the Program Compensation Payments so long as the cash portion of such Program Compensation Payments do not exceed the amounts described in Amendment No. 4 to Holdings’ Form S-1 Registration Statement filed with the SEC on December 5, 2005.
     1.5 The Requisite Lenders hereby waive the Subsidiary Formation Default.
     1.6 The Requisite Lenders hereby waive the Holdings IPO Prepayment in respect of the proceeds of the Holdings IPO so long as the Subordinated Notes are prepaid in full with the proceeds of the Holdings IPO.
     1.7 Except for the specific waivers set forth herein, nothing contained herein shall be deemed to constitute a waiver of (i) any rights or remedies the Administrative Agent or any Lender may have under the Credit Agreement or any other Loan Document or under applicable law or (ii) the Loan Parties’ obligation to comply fully with any duty, term, condition, obligation or covenant contained in the Credit Agreement and the other Loan Documents not specifically waived. The specific waivers set forth herein are one-time waivers and shall be effective only in this specific instance and shall not obligate the Lenders to waive any Default or Event of Default, now existing or hereafter arising.
SECTION 2
AMENDMENTS
     2.1 Amendments to Credit Agreement. Subject to the satisfaction of the closing conditions set forth in Section 3 below, from and after the Fourth Amendment Effective Date (defined below), the Credit Agreement is amended in its entirety to read in the form of such Credit Agreement attached hereto as Exhibit A to this Fourth Amendment (the “Amended Credit Agreement); provided, however, the amendments and modifications to, and the revisions reflected in, (i) the definition of “Applicable Percentage” in the Amended Credit Agreement shall not become effective until the later of (a) February 4, 2006, (b) the date the Holdings IPO is consummated, and (c) the date the Subordinated Notes have been paid in full, and (ii) the definitions of Consolidated Senior Debt and Consolidated Senior Leverage Ratio and Sections

6.1(i), 6.1(ii), 7.6A, 7.6B and 8.11 of the Amended Credit Agreement shall not become effective until the date the Holdings IPO is consummated.
     2.2 Schedule 1.1(a). Schedule 1.1(a) of the Credit Agreement shall be deemed replaced in its entirety by Exhibit B attached hereto.
     2.3 Schedule 5.1. Schedule 5.1 of the Credit Agreement shall be deemed replaced in its entirety by Exhibit C attached hereto.
     2.4 Schedule 5.8. Schedule 5.8 of the Credit Agreement shall be deemed replaced in its entirety by Exhibit D attached hereto.
     2.5 Effect of Amendment. Except as modified hereby, all of the terms and provisions of the Credit Agreement (including the Schedules) and the other Credit Documents remain in full force and effect. To the extent that any conflict may exist between the provisions of this Fourth Amendment and the provisions of the Amended Credit Agreement attached hereto as Exhibit A, then this Fourth Agreement shall control.
SECTION 3
CLOSING CONDITIONS
     3.1 Conditions Precedent. This Fourth Amendment shall become effective as of the date hereof upon the receipt by the Administrative Agent of the following (the “Fourth Amendment Effective Date”):
     (a) Executed Agreement. Receipt by the Administrative Agent of a duly executed signature page to this Fourth Amendment from each of Borrower, the Guarantors, and the Administrative Agent, on behalf of the Requisite Lenders.
     (b) Executed Consents. Receipt by the Administrative Agent of executed consents from the Requisite Lenders authorizing the Administrative Agent to enter into this Fourth Amendment on their behalf.
     (c) Executed Subsidiary Guaranty. Receipt by the Administrative Agent of the Subsidiary Guaranty duly executed by DEI International.
     (d) Authority Documents.
     (i) Articles of Incorporation; Partnership Agreement. Copies of the articles of incorporation, partnership agreement, or other charter documents of each Loan Party certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state of its organization or formation;

     (ii) Resolutions. Copies of resolutions of the board of directors or other comparable governing body of each Loan Party approving and adopting this Fourth Amendment, the transactions contemplated herein and authorizing execution and delivery hereof, certified by an officer of such Loan Party as of the Fourth Amendment Effective Date to be true and correct and in force and effect as of such date;
     (iii) Bylaws. A copy of the bylaws or other operating agreement of each Loan Party certified by an officer of such Loan Party as of the Fourth Amendment Effective Date to be true and correct and in force and effect as of such date;
     (iv) Good Standing. Copies of (i) certificates of good standing, existence or its equivalent with respect to each Loan Party certified as of a recent date by the appropriate Governmental Authorities of the state of incorporation and each other state in which such Loan Party is qualified to do business and (ii) to the extent readily available, a certificate indicating payment of all corporate and other franchise taxes certified as of a recent date by the appropriate governmental taxing authorities; and
     (v) Incumbency. An incumbency certificate of each Loan Party certified by a secretary or assistant secretary of such Loan Party to be true and correct as of the Fourth Amendment Effective Date.
     (e) Legal Opinions. The Borrower shall deliver opinions of counsel (including local counsel opinions) in form and substance reasonably acceptable to the Administrative Agent and the Lenders.
     (f) Fees and Expenses. The Agents and the Lenders shall have received from the Borrower the aggregate amount of fees and expenses payable in connection with the consummation of the transactions contemplated hereby.
SECTION 4
MISCELLANEOUS
     4.1 Post-Closing Covenant. Within 35 days of the Holdings IPO, the Borrower shall deliver to the Agents satisfactory evidence that the Subordinated Notes have been paid in full.
     4.2 Commitment Transfer Supplements. Each party bound hereby acknowledges and agrees that (a) any Commitment Transfer Supplement executed in connection with the primary syndication of the New Term Loan the consent of the Administrative Agent and (b) the registration and processing fee, set forth in Section 10.1(e) of the Credit Agreement shall be waived with respect to any Commitment Transfer Supplement executed in connection with the primary syndication of the New Term Loan.

     4.3 Amended Terms. The term “Credit Agreement” as used in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Fourth Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.
     4.4 Representations and Warranties of Credit Parties. Each of the Credit Parties hereby represents and warrants as follows:
     (a) Such Person has taken all necessary action to authorize the execution, delivery and performance of this Fourth Amendment.
     (b) This Fourth Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
     (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Fourth Amendment.
     (d) After giving effect to this Fourth Amendment, the representations and warranties set forth in Section 5 of the Credit Agreement are, subject to the limitations set forth therein, true and correct in all respects as of the date hereof (except for those which expressly relate to an earlier date).
     (e) After giving effect to this Fourth Amendment, no Default or Event of Default has occurred and is continuing.
     4.5 Reaffirmation of Obligations. Each of the Loan Parties hereby acknowledges and reaffirms their respective Obligations under the Loan Documents.
     4.6 Loan Document. This Fourth Amendment shall constitute a Loan Document under the terms of the Credit Agreement and shall be subject to the terms and conditions thereof (including, without limitation, Sections 10.17 and 10.18 of the Credit Agreement).
     4.7 Entirety. This Fourth Amendment and the other Loan Documents embody the entire agreement between the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.
     4.8 Counterparts. This Fourth Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Fourth Amendment by telecopy or electronic mail shall be effective as an original and shall constitute a representation that an original shall be delivered.

     4.9 Expenses. The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Fourth Amendment, including, without limitation, the reasonable fees and expenses of Moore & Van Allen PLLC, and all previously incurred fees and expenses which remain outstanding on the date hereof.
     4.10 Further Assurances. The Loan Parties agree to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.
     4.11 GOVERNING LAW. THIS FOURTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.
     4.12 GENERAL RELEASE. IN CONSIDERATION OF THE LENDERS ENTERING INTO THIS FOURTH AMENDMENT, THE LOAN PARTIES HEREBY RELEASE THE ADMINISTRATIVE AGENT, THE LENDERS, AND THE ADMINISTRATIVE AGENT’S, AND THE LENDERS’ RESPECTIVE OFFICERS, EMPLOYEES, REPRESENTATIVES, AGENTS, COUNSEL AND DIRECTORS FROM ANY AND ALL ACTIONS, CAUSES OF ACTION, CLAIMS, DEMANDS, DAMAGES AND LIABILITIES OF WHATEVER KIND OR NATURE, IN LAW OR IN EQUITY, NOW KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED TO THE EXTENT THAT ANY OF THE FOREGOING ARISES FROM ANY ACTION OR FAILURE TO ACT UNDER THE CREDIT AGREEMENT OR UNDER THE OTHER CREDIT DOCUMENTS ON OR PRIOR TO THE DATE HEREOF.

DEI SALES, INC.
FOURTH AMENDMENT TO CREDIT AGREEMENT
     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Fourth Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	DEI SALES, INC. f/k/a Directed Electronics, Inc., a Florida corporation

	By:	/s/ John D. Morberg

Name: John D. Morberg Title: Vice President and Chief Financial Officer

GUARANTORS:	DIRECTED ELECTRONICS, INC. f/k/a DEI Holdings, Inc., a Florida corporation

	By:	/s/ John D. Morberg

Name: John D. Morberg Title: Vice President and Chief Financial Officer

DEI HEADQUARTERS, INC., a Florida corporation

	By:	/s/ John D. Morberg

Name: John D. Morberg Title: Vice President and Chief Financial Officer

DEI INTERNATIONAL, INC., a Florida corporation

	By:	/s/ John D. Morberg

Name: John D. Morberg Title: Vice President and Chief Financial Officer

DEI SALES, INC.
FOURTH AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE AGENT:	WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent on behalf of the Lenders

	By:	/s/ Louis K. Beasley, III

Name: Louis K. Beasley, III Title: Director